Exhibit 10.32

CONTINGENT EQUITY AGREEMENT

This Contingent Equity Agreement (this “Agreement”) is entered into as of the 8th day of January 2008 (the “Effective Date”), by and among ViewRay Incorporated, a Delaware corporation (the “Company”), and James F. Dempsey, Ph.D., Russell S. Donda, Jim Carnall, and William Wells (referred to hereinafter as the “Founders” and each individually as an “Founder”), and solely with respect to Section 2.4 hereof, the investors listed on Exhibit A attached hereto (collectively, the “Holders”).

RECITALS

WHEREAS, the Founders have contributed to the development of the Company’s business;

WHEREAS, the Company would like to encourage ownership of Company by the Founders and to provide additional incentive for them to promote the success of the Company’s business.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Definitions. Unless otherwise defined herein, as used in this Agreement the following terms shall have the following respective meanings:

(a) “Charter” means that certain Amended and Restated Certificate of Incorporation of ViewRay Incorporated filed with the Secretary of State of the State of Delaware on January 4 , 2008.

(b) “Common Stock” means the common stock, $0.01 par value per share, of the Company.

(c) “Corporate Reorganization” means any (i) merger, consolidation or reorganization or other similar transaction or series of related transactions which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 51% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger, consolidation or reorganization (but excluding any merger effected solely for the purpose of reincorporating in another state); or (ii) sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company; or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions to which the Company is a party, representing at least 50% of the voting power of the voting securities of the Company (but excluding a Qualified IPO or any transaction or series of transactions entered into principally for bona fide equity financing purposes in which the Company issues new securities primarily for cash, the cancellation or conversion of indebtedness of the Company, or the combination thereof for the purpose of financing the operations and business of the Company).

(d) “Equity Securities” means (i) any Common Stock, Preferred Stock or other capital stock of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other capital stock of the Company (including any option to purchase such a convertible security), (iii) any debt security or capitalized lease having an equity feature with respect to the Company, or (iv) any warrant, option or right to subscribe to or purchase any Common Stock, Preferred Stock or other capital stock of the Company.

(e) “Person” means any individual, firm, company, corporation, unincorporated association, partnership, limited liability company, trust, syndicate, estate, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

(f) “Preferred Stock” means the preferred stock of the Company, par value $0.01 per share.

(g) “Qualified IPO” means a firm commitment underwritten public offering of shares of Common Stock of the Company at a price to the public of at least $9.843 (adjusted for stock splits, stock dividends, recapitalizations and similar events, including such events to be effected in connection with such offering) resulting in aggregate proceeds to the Company (net of the underwriting discounts or commissions and offering expenses) of not less than $50,000,000.

(h) “Voting Agreement” means the Voting Agreement by and among the Company and certain holders of the Company’s Common Stock and Preferred Stock dated as of January [ ], 2008.

1.2 Other Defined Terms. Each of the following terms shall have the meanings ascribed to such terms in the section set forth opposite such term:

Section(s)

“Agreement”	Preamble

“Company”	Preamble

“Contingent Equity”	2.1

“Contingent Equity Event”	2.1

“Founders”	Preamble

SECTION 2. FOUNDERS CONTINGENT EQUITY.

2.1 Contingent Equity Pool. If the Company, on or before September 30,2014, closes: (a) a Corporate Reorganization in which the Company or the Company’s stockholders will receive at least $500,000,000; or (b) a firm commitment underwritten public offering of shares of Common Stock at a pre-money valuation of at least $500,000,000 (each, a “Contingent Equity Event’), then each Founder shall be issued shares of Common Stock (the “Contingent Equity”). The amount of Contingent Equity shall be determined as follows (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting shares of the Company’s Common Stock):

(i) if the Contingent Equity Event closes prior to October 1, 2012 and the Company or the Company’s stockholders will receive proceeds between $500,000,000 and $1,000,000,000 in a Contingent Equity Event that is a Corporate Reorganization; or the pre-money valuation of the Company is between $500,000,000 and $1,000,000,000 in a Contingent Equity Event that is a firm commitment underwritten public offering of shares of Common Stock, then the Contingent Equity shall be 1,000,000 shares of Common Stock;

(ii) if the Contingent Equity Event closes prior to October l, 2012 and the Company or the Company’s stockholders will receive proceeds greater than $1,000,000,000 in a Contingent Equity Event that is a Corporate Reorganization; or the pre-money valuation of the Company is greater than $1,000,000,000 in a Contingent Equity Event that is a firm commitment underwritten public offering of shares of Common Stock, then the Contingent Equity shall be 1,500,000 shares of Common Stock;

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(iii) if the Contingent Equity Event closes on or after October 1, 2012 and prior to October 1, 2014 and the Company or the Company’s stockholders will receive proceeds between $500,000,000 and $1,000,000,000 in a Contingent Equity Event that is a Corporate Reorganization; or the pre-money valuation of the Company is between $500,000,000 and $1,000,000,000 in a Contingent Equity Event that is a firm commitment underwritten public offering of shares of Common Stock, then the Contingent Equity shall be 500,000 shares of Common Stock; and

(iv) if the Contingent Equity Event closes on or after October 1, 2012 and prior to October 1, 2014 and the Company or the Company’s stockholders will receive proceeds greater than $1,000,000,000 in a Contingent Equity Event that is a Corporate Reorganization; or the pre-money valuation of the Company is greater than $1,000,000,000. in a Contingent Equity Event that is a firm commitment underwritten public offering of shares of Common Stock, then the Contingent Equity shall be 750,000 shares of Common Stock.

2.2 Contingent Equity Awards.

(a) Upon the closing of a Contingent Equity Event, the applicable amount of Contingent Equity shall be allocated among the Founders in two tranches: (i) each Founder shall receive 125,000 shares of Common Stock upon the closing of the Contingent Equity Event and (ii) the remaining Contingent Equity shares shall be allocated among the Founders by the Compensation Committee of the Board of Directors in an amount as determined by the Compensation Committee in connection with the closing of the Contingent Equity Event.

(b) It is understood and agreed that the Contingent Equity award described in Section 2.2(a)(i) shall be awarded as restricted stock on the Effective Date subject to vesting in accordance with Section 2.1 of this Agreement and the exclusions set forth in Section 2.3 of this Agreement.

2.3 Exclusions. For the purposes of clarity, in the event of (1) a Corporate Reorganization in which the Company or the Company’s stockholders will receive less than $500,000,000; (2) a firm commitment underwritten public offering of shares of Common Stock at a pre-money valuation of less than $500,000,000; or (3) any Corporate Reorganization or firm commitment underwritten public offering of shares of Common Stock occurring after September 30, 2014, the Founders shall not be entitled to receive any Contingent Equity.

2.4 Agreement with Respect Contingent Equity. For so long as this Section 2 remains in effect, each of the Founders and Holders will: (a) vote any and all shares of stock of the Company such Founder or Holder holds to approve the issuance to the Founders of the Contingent Equity in the allocations determined by the Compensation Committee of the Board of Directors of the Company; and (b) use such Founder or Holder’s best efforts to cause the Company and its Board of Directors to adopt an amendment to the Company’s Certificate of Incorporation to authorize any shares of Common Stock required to allow the Company to provide sufficient reserves of shares of Common Stock for Contingent Equity payments and to cause the Company to file such amendment with the Secretary of State of the State of Delaware.

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SECTION 3. MISCELLANEOUS.

3.1 Governing Law. This Agreement shall be governed by, and construed under, the substantive laws of the State of Delaware, without regard to principles of conflict of laws rules or principles that would result in the application of the substantive law of any other jurisdiction.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each Founder. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any third party any rights or remedies under or by reason of this Agreement.

3.3 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

3.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any party to this Agreement of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other party to this Agreement, as applicable. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties and the business agreement represented by such invalidated term, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.5 Amendment and Waiver. Except as otherwise expressly provided, any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with the written consent of the Company and all of the Founders. Any amendment effected in accordance with this Section 3.5 shall be binding upon each Founder and the Company and their respective successors and permitted assigns.

3.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Founder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar .breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Founder’s part of any breach, default or noncompliance under this Agreement or any waiver on such Founder, part of any provisions or conditions of this Agreement must be in writing and meet the requirements of Section 3.5 and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to the Founder shall be cumulative and not alternative.

3.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a} upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if received during normal business hours of the recipient; if not, then on the next business day, (c) five days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a

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nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by I 0 days advance written notice to the other parties hereto.

3.8 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to.be considered in construing this Agreement.

3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile copies hereof may be executed as counterpart originals.

3.11 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

Sincerely,

VIEWRAY INCORPORATED

By:	/s/ William Wells
Name: William W. Wells
Title: Chief Executive Officer

FOUNDERS:

/s/ James F. Dempsey
James F. Dempsey, Ph.D.

Address:
Address:
Fax:
Email:

Russell S. Donda

Address:
Address:
Fax:
Email:

Jim Carnall

Address:
Address:
Fax:
Email:

William Wells

Address:
Address:
Fax:
Email:

FOUNDERS:

James F. Dempsey, Ph.D.

Address:
Address:
Fax:
Email:

/s/ Russell S. Donda
Russell S. Donda

Address:
Address:
Fax:
Email:

Jim Carnall

Address:
Address:
Fax:
Email:

William Wells

Address:
Address:
Fax:
Email:

FOUNDERS:

James F. Dempsey, Ph.D.

Address:
Address:
Fax:
Email:

Russell S. Donda

Address:
Address:
Fax:
Email:

/s/ Jim Carnall
Jim Carnall

Address:
Address:
Fax:
Email:

William Wells

Address:
Address:
Fax:
Email:

FOUNDERS:

James F. Dempsey, Ph.D.

Address:
Address:
Fax:
Email:

Russell S. Donda

Address:
Address:
Fax:
Email:

Jim Carnall

Address:
Address:
Fax:
Email:

/s/ William Wells
William Wells

Address:
Address:
Fax:
Email:

Solely with respect to Section 2.4 hereof:

INVESTORS:

CADUCEUS PRIVATE INVESTMENTS III, LP

BY:	ORBIMED CAPITAL GP III, LLC
ITS GENERAL PARTNER

By:	/s/ Robert Adelman
Name:	Robert Adelman
Title:	Private Equity Partner

ORBIMED ASSOCIATES III, LP

BY:	ORBIMED ASSOCIATES III, LP
ITS GENERAL PARTNER

By:	/s/ Robert Adelman
Name:	Robert Adelman
Title:	Private Equity Partner

Address:	767 Third Avenue, 30th Floor
Address:	New York, NY 10017
Fax:	212-739-6444
Email:	adelmanr@orbimed.com

Signature Page to Contingent Equity Agreement

BEACON BIOVENTURES FUND II, LIMITED PARTNERSHIP

BY:	BEACON BIOVENTURES ADVISORS II, LIMITED PARTNERSHIP
ITS GENERAL PARTNER

BY:	FIDELITY BIOSCIENCES CORPORATION
ITS GENERAL PARTNER

By:	/s/ Stephen Knight
Name:	Stephen Knight
Title:	Managing Partner

Address:
Address:
Fax:
Email:

with a copy to:

Fidelity Biosciences
One Main Street 13th Floor
Cambridge, MA
Attn: Richard
Fax:
Email:

Signature Page to Contingent Equity Agreement

AISLING CAPITAL II, LP

By:	/s/ Andrew Schiff
Name:
Title:

Address:	888 Seventh Avenue, 30th Floor
Address:	New York, NY 10106
Attn:	Drew Schiff
Fax:
Email:

with a copy to:

McKee Nelson LLP

One Battery Park Plaza

New York, NY 10004

Attn: Todd A. Finger

Tel:            (917) 777-4200

Signature Page to Contingent Equity Agreement

KEARNY VENTURE PARTNERS, L.P.

BY:	KEARNY VENTURE ASSOCIATES, L.L.C.,
ITS GENERAL PARTNER

BY:	FIDELITY BIOSCIENCES CORPORATION
ITS GENERAL PARTNER

By:	/s/ James Shapiro
Name:	James Shapiro, Managing Member

Address:	88 Kearny Street, 4th Floor
Address:	San Francisco, CA 94108
Attn:
Fax:	415-364-6944
Email:

THOMAS WEISEL HEALTHCARE VENTURE PARTNERS, L.P.

BY:	THOMAS WEISEL HEALTHCARE VENTURE
PARTNERS, LLC, ITS GENERAL PARTNER

BY:	THOMAS WEISEL CAPITAL MANAGEMENT LLC,
ITS MANAGING MEMBER

By:	/s/ James Shapiro
Name:	James Shapiro
Title:	Partner

Address:	88 Kearny Street, 4th Floor
Address:	San Francisco, CA 94108
Attn:
Fax:	415-364-6944
Email:

Signature Page to Contingent Equity Agreement

Exhibit A

LIST OF INVESTORS

Investors:	Series B Preferred Stock Held
Caduceus Private Investment III, LP	845,347
OrbiMed Associates III, LP	8,051
Beacon Bioventures Fund II, Limited Partnership	853,398
Aisling Capital II, LP	853,398
Kearney Venture Partners, L.P.
Thomas Weisel Healthcare Venture Partners, L.P.